SEI INSTITUTIONAL INVESTMENTS TRUST

Emerging Markets Debt Fund
(the "Fund")

Supplement Dated December 16, 2024
to the Prospectus (the "Prospectus"), dated September 30, 2024, as amended on
November 5, 2024 and December 16, 2024

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with such Prospectus.

The Prospectus is hereby amended and supplemented to reflect the following changes to the Fund.

Changes in Principal Investment Strategies and Principal Risks of the Fund

In the Fund Summary of the Fund, under the heading titled "Principal Investment Strategies," the fourth paragraph is hereby deleted and replaced with the following:

The Fund may also invest in futures contracts, forward contracts and swaps for speculative or hedging purposes and commodity-linked securities. Futures contracts, forward contracts and swaps are used to synthetically obtain exposure to the securities identified above or baskets of such securities and to manage the Fund's interest rate duration and yield curve exposure. These derivatives are also used to mitigate the Fund's overall level of risk and/or the Fund's risk to particular types of securities, currencies or market segments. Interest rate swaps are further used to manage the Fund's yield spread sensitivity. When the Fund seeks to take an active long or short position with respect to the likelihood of an event of default of a security or basket of securities, the Fund may use credit default swaps. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer and the Fund may sell credit default swaps to more efficiently gain credit exposure to such security or basket of securities.

In addition, in the Fund Summary of the Fund, under the heading titled "Principal Risks," the following text is hereby added following "Leverage Risk":

Commodity-Linked Securities Risk—Investments in commodity-linked securities may be more volatile and less liquid than direct investments in the underlying commodities themselves. Commodity-related equity returns can also be affected by the issuer's financial structure or the performance of unrelated businesses.

In addition, under the section titled "Sub-Advisers," the final paragraph before the heading titled "Information About Fee Waivers" is hereby deleted and replaced with the following:

SIMC has registered with the National Futures Association as a "commodity pool operator" under the Commodities Exchange Act (CEA) with respect to the Emerging Markets Debt Fund, Multi-Asset Real Return Fund and Dynamic Asset Allocation Fund and with respect to certain products not included in this prospectus. SIMC has claimed, on behalf of the other Funds in this prospectus in accordance with CFTC Regulation 4.5 and other relevant rules, regulations and no-action relief, an exclusion from the definition of the term "commodity pool operator" under the CEA. SIMC is therefore not subject to regulation as a pool operator under the CEA with regard to the operation of the Funds.

Change in Portfolio Management of the Fund

Neuberger Berman Investment Advisers LLC and Ninety One UK Ltd. no longer serve as sub-advisers to the Fund. As such, all references to Neuberger Berman Investment Advisers LLC and Ninety One UK Ltd. are hereby deleted from the Prospectus. Additionally, Artisan Partners Limited Partnership and Invesco Advisers, Inc. are added as sub-advisers to the Fund. Accordingly, the Prospectus is updated as follows:

In the Fund Summary of the Fund, under the heading titled "Management," in the chart under the sub-heading titled "Sub-Advisers and Portfolio Managers," the following text is hereby added in the appropriate alphabetical order thereof:

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Artisan Partners Limited Partnership	Michael A. Cirami, CFA	Since 2024	Managing Director and Lead Portfolio Manager
	Sarah C. Orvin, CFA	Since 2024	Managing Director and Portfolio Manager
Invesco Advisers, Inc.	Hemant Baijal	Since 2024	Portfolio Manager
	Wim Vandenhoeck	Since 2024	Portfolio Manager

In addition, under the section titled "Sub-Advisers," under the heading titled "Sub-Advisers and Portfolio Managers," under the sub-heading titled "Emerging Markets Debt Fund," the following text is hereby added in the appropriate alphabetical order thereof:

Artisan Partners Limited Partnership: Artisan Partners Limited Partnership (Artisan Partners), located at 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin, serves as a Sub-Adviser to the Emerging Markets Debt Fund. A team of investment professionals manages a portion of the Emerging Markets Debt Fund's assets allocated to Artisan Partners. Michael A. Cirami, CFA is a Managing Director of Artisan Partners. Mr. Cirami joined Artisan Partners in September 2021 and has been Lead Portfolio Manager of Artisan Global Unconstrained Fund, Artisan Emerging Markets Debt Opportunities Fund and Artisan Emerging Markets Local Opportunities Fund since their inception in March 2022, April 2022 and July 2022, respectively. Prior to joining Artisan Partners, he was a portfolio manager for Eaton Vance Management from August 2010 until September 2021. Mr. Cirami holds a B.S. degree in Economics from University of Mary Washington and M.B.A. from University of Rochester, William E. Simon Graduate School of Business Administration. Sarah C. Orvin, CFA is a Managing Director of Artisan Partners. Ms. Orvin joined Artisan Partners in September 2021 and has been a Portfolio Manager of Artisan Global

Unconstrained Fund, Artisan Emerging Markets Debt Opportunities Fund and Artisan Emerging Markets Local Opportunities Fund since their inception in March 2022, April 2022 and July 2022, respectively. Prior to joining Artisan Partners, she was a portfolio manager at Eaton Vance Management from December 2016 until September 2021. Ms. Orvin holds a B.A. degree in Political Science and History from Boston College.

Invesco Advisers, Inc.: Invesco Advisers, Inc. (Invesco), located at 1331 Spring Street NW, Suite 2500, Atlanta, Georgia 30309, serves as a Sub-Adviser to the Emerging Markets Debt Fund. A team of investment professionals manages the portion of the Emerging Markets Debt Fund's assets allocated to Invesco. Hemant Baijal serves as a Portfolio Manager. Mr. Baijal has been associated with Invesco and/or its affiliates since 2019. Mr. Baijal joined Invesco when the firm combined with OppenheimerFunds in 2019, having joined OppenheimerFunds in 2011. Wim Vandenhoeck serves as a Portfolio Manager. Mr. Vandenhoeck has been associated with Invesco and/or its affiliates since 2019. Mr. Vandenhoeck joined Invesco when the firm combined with OppenheimerFunds in 2019. Prior to joining OppenheimerFunds in 2015, he was a partner at APQ Partners LLP, an emerging markets investment advisor based out of London.

There are no other changes to the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1570 (12/24)

SEI INSTITUTIONAL INVESTMENTS TRUST

Emerging Markets Debt Fund
(the "Fund")

Supplement Dated December 16, 2024
to the Statement of Additional Information (the "SAI"), dated September 30, 2024, as amended on November 5, 2024 and December 16, 2024

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with such SAI.

The SAI is hereby amended and supplemented to reflect the following changes to the Fund.

Change in Principal Investment Strategies of the Fund

Under the section titled "Investment Objectives and Policies," under the heading titled "Emerging Markets Debt Fund," the fifth paragraph is hereby deleted and replaced with the following:

The Fund may also invest in futures contracts, forward contracts and swaps for speculative or hedging purposes and commodity-linked securities. Futures contracts, forward contracts and swaps are used to synthetically obtain exposure to the securities identified above or baskets of such securities and to manage the Fund's interest rate duration and yield curve exposure. These derivatives are also used to mitigate the Fund's overall level of risk and/or the Fund's risk to particular types of securities, currencies or market segments. Interest rate swaps are further used to manage the Fund's yield spread sensitivity. When the Fund seeks to take an active long or short position with respect to the likelihood of an event of default of a security or basket of securities, the Fund may use credit default swaps. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer and the Fund may sell credit default swaps to more efficiently gain credit exposure to such security or basket of securities.

Change in Portfolio Management of the Fund

Neuberger Berman Investment Advisers LLC and Ninety One UK Ltd. no longer serve as sub-advisers to the Fund. As such, all references to Neuberger Berman Investment Advisers LLC and Ninety One UK Ltd. are hereby deleted from the SAI. Additionally, Artisan Partners Limited Partnership and Invesco Advisers, Inc. are added as sub-advisers to the Fund. Accordingly, the SAI is updated as follows:

On the cover page of the SAI, "Artisan Partners Limited Partnership" and "Invesco Advisers, Inc." are hereby added in the appropriate alphabetical order thereof.

In addition, under the section titled "The Adviser and Sub-Advisers," under the heading titled "The Sub-Advisers," the following text is hereby added in the appropriate alphabetical order thereof:

Artisan Partners Limited Partnership—Artisan Partners Limited Partnership ("Artisan Partners") serves as a Sub-Adviser to a portion of the assets of the Emerging Markets Debt Fund. Artisan Partners is located at 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202. Artisan Partners is a limited partnership organized under the laws of Delaware. Artisan Partners is managed by its general partner, Artisan Investments GP LLC, a Delaware limited liability company wholly-owned by Artisan Partners Holdings LP ("Artisan Partners Holdings"). Artisan Partners Holdings is a limited partnership organized under the laws of Delaware whose sole general partner is Artisan Partners Asset Management Inc., a publicly traded Delaware corporation.

Invesco Advisers, Inc.—Invesco Advisers, Inc. ("Invesco") serves as a Sub-Adviser to a portion of the assets of the Emerging Markets Debt Fund. Invesco is located at 1331 Spring Street NW, Suite 2500, Atlanta, Georgia 30309. Invesco, as successor in interest to multiple investment advisers, is an indirect wholly owned subsidiary of Invesco Ltd. ("IVZ"), a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis.

In addition, under the same section, under the heading titled "Portfolio Management," the following text is hereby added in the appropriate alphabetical order thereof:

Artisan Partners

Compensation. SIMC pays Artisan Partners a fee based on the assets under management of the Emerging Markets Debt Fund as set forth in an investment sub-advisory agreement between Artisan Partners and SIMC. Artisan Partners pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Emerging Markets Debt Fund. The following information relates to the period ended September 30, 2024.

Artisan Partners' portfolio managers are compensated through a fixed base salary or similar payment and a subjectively determined incentive bonus or payment that is a portion of a bonus pool, the aggregate amount of which is tied to Artisan Partners' fee revenues generated by all accounts included within the manager's investment strategies. Artisan Partners also provides certain cash-based awards to its investment professionals (referred to by Artisan Partners as franchise capital awards) that, prior to vesting, Artisan Partners will generally invest such award amounts in one or more of the investment strategies managed by the investment professional. Portfolio managers may also receive a portion of the performance fee revenues or allocations from private funds sponsored by Artisan Partners.

Performance fee accounts (including private funds) may be managed by portfolio managers of the Fund using strategies not offered in any Fund. Allocations to and weightings in these accounts will differ from allocations to and weightings in the accounts managed by these portfolio managers because they use different strategies. An investment strategy with a higher risk tolerance may substantially outperform or underperform an investment strategy with a lower risk tolerance even when managed by the same portfolio managers in a similar strategy. Artisan Partners' portfolio managers also participate in group life, health, medical reimbursement and retirement plans that are generally available to all of Artisan Partners' associates.

Ownership of Fund Shares. As of September 30, 2024, Artisan Partners' portfolio managers did not beneficially own any shares of the Emerging Markets Debt Fund.

Other Accounts. As of September 30, 2024, in addition to the Emerging Markets Debt Fund, Artisan Partners' portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Michael A. Cirami, CFA	2	$194.4	4	$1,627.8	1		$536.6
	0	$0	0	$0	1	*	$536.6
Sarah C. Orvin, CFA	2	$194.4	4	$1,627.8	1		$536.6
	0	$0	0	$0	1	*	$536.6

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. A conflict of interest may arise as a result of the portfolio manager being responsible for multiple accounts, including the Emerging Markets Debt Fund which may have different investment guidelines and objectives. In addition to the Emerging Markets Debt Fund, these accounts may include accounts of registered investment companies, private pooled investment vehicles and other accounts. In particular, this conflict of interest may arise as a result of Artisan Partners' management of the Emerging Markets Debt Fund and other accounts, which, in theory, may allow Artisan Partners to allocate investment opportunities in a way that favors other accounts over the Emerging Markets Debt Fund. This conflict of interest may be exacerbated to the extent that Artisan Partners or the portfolio manager receive, or expect to receive, greater compensation from their management of the other accounts (some of which receive both a management and incentive fee) than the Emerging Markets Debt Fund. Artisan Partners (or its members, employees and affiliates) may give advice or take action with respect to the other accounts that differs from the advice given with respect to the Emerging Markets Debt Fund. To the extent a particular investment is suitable for both the Emerging Markets Debt Fund and the other accounts, such investments will be allocated between the Emerging Markets Debt Fund and the other accounts in a manner that Artisan Partners determines is fair and equitable under the circumstances to all clients, including the Emerging Markets Debt Fund.

To address and manage these potential conflicts of interest, Artisan Partners has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis.

Invesco

Compensation. SIMC pays Invesco a fee based on the assets under management of the Emerging Markets Debt Fund as set forth in an investment sub-advisory agreement between Invesco and SIMC. Invesco pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Emerging Markets Debt Fund. The following information relates to the period ended September 30, 2024.

Invesco seeks to maintain a compensation program that is competitively positioned to attract and retain high caliber investment professionals. Portfolio managers receive a base salary, an incentive cash bonus opportunity, and a deferred compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive fund performance. Invesco evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following three elements:

Base salary. Each portfolio manager is paid a base salary. In setting the base salary, Invesco's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.

Annual Bonus. The portfolio managers are eligible, along with other employees of Invesco, to participate in a discretionary year-end bonus pool. The Compensation Committee of IVZ reviews and approves the firm-wide bonus pool based upon progress against strategic objectives and annual operating plan, including investment performance and financial results. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e., investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager as described in the table below.

Sub-Adviser	Performance time period[1]
Invesco[2]	One-, Three- and Five-year performance against fund peer group

1  Rolling time periods based on calendar year-end.

2  Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four-year period.

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

Deferred/Long-Term Compensation. Portfolio managers may be granted a deferred compensation award based on a firm-wide bonus pool approved by the Compensation Committee of IVZ. Deferred compensation awards may take the form of annual fund deferral awards or long-term equity awards. Annual fund deferral awards are notionally invested in certain Invesco funds selected by the Portfolio Manager and are settled in cash. Long-term equity awards are settled in IVZ common shares. Both fund deferral awards and long-term equity awards have a four-year ratable vesting schedule. The vesting period aligns the interests of the Portfolio Managers with the long-term interests of clients and shareholders and encourages retention.

Retirement and health and welfare arrangements. Portfolio managers are eligible to participate in retirement and health and welfare plans and programs that are available generally to all employees.

Ownership of Fund Shares. As of September 30, 2024, Invesco's portfolio managers did not beneficially own any shares of the Emerging Markets Debt Fund.

Other Accounts. As of September 30, 2024, in addition to the Emerging Markets Debt Fund, Invesco's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Hemant Baijal	4	$3,478.8	5	$1,118.6	2	$1,213.7
Wim Vandenhoeck	4	$3,478.8	5	$1,118.6	2	$1,213.7

No account listed above is subject to a performance-based advisory fee.

Conflicts of Interest. A conflict of interest may arise as a result of the portfolio manager being responsible for multiple accounts, including the Emerging Markets Debt Fund which may have different investment guidelines and objectives. In addition to the Emerging Markets Debt Fund, these accounts may include accounts of registered investment companies, private pooled investment vehicles and other accounts. In particular, this conflict of interest may arise as a result of Invesco's management of the Emerging Markets Debt Fund and other accounts, which, in theory, may allow Invesco to allocate investment opportunities in a way that favors other accounts over the Emerging Markets Debt Fund. This conflict of interest may be exacerbated to the extent that Emerging Markets Debt Fund or the portfolio manager receive, or expect to receive, greater compensation from their management of the other accounts (some of which receive both a management and incentive fee) than the Emerging Markets Debt Fund. Invesco (or its members, employees and affiliates) may give advice or take action with respect to the other accounts that differs from the advice given with respect to the Emerging Markets Debt Fund. To the extent a particular investment is suitable for both the Emerging Markets Debt Fund and the other accounts, such investments will be allocated between the Emerging Markets Debt Fund and the other accounts in a manner that Invesco determines is fair and equitable under the circumstances to all clients, including the Emerging Markets Debt Fund.

To address and manage these potential conflicts of interest, Invesco has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis.

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

•  The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Invesco seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio manager's focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.

•  If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, Invesco has adopted procedures for allocating portfolio transactions across multiple accounts.

•  Invesco determines which broker to use to execute each order for securities transactions for the funds, consistent with its duty to seek best execution of the transaction. However, for certain funds and/or accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Invesco may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund and/or account in a particular security may be placed separately from, rather than aggregated with, other funds and/or accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the fund(s) or other account(s) involved.

•  The appearance of a conflict of interest may arise where Invesco has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts for which a portfolio manager has day-to-day management responsibilities.

•  In the case of a fund-of-funds arrangement, including where a portfolio manager manages both the investing fund and an affiliated underlying fund in which the investing fund invests or may invest, a conflict of interest may arise if the portfolio manager of the investing fund receives material nonpublic information about the underlying fund. For example, such a conflict may restrict the ability of the portfolio manager to buy or sell securities of the underlying fund, potentially for a prolonged period of time, which may adversely affect the investing fund.

Invesco has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

There are no other changes to the Portfolio Management of the Fund.

There are no other changes to the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1571 (12/24)